AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 to Registration Rights Agreement (this “Amendment”), dated as of May 31, 2012 (the “Effective Date”), is entered into between InspireMD, Inc. (the “Company”) and the purchasers of the Company’s 8% Original Issue Discount Senior Secured Convertible Debentures Due April 5, 2014 and associated Common Stock Purchase Warrants (the “Purchasers”, and each a “Purchaser”) that are identified on the signature page.

WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement, dated as of April 5, 2012 (the “Purchase Agreement”), pursuant to which the Company issued to each Purchaser 8% Original Issue Discount Senior Secured Convertible Debentures Due April 5, 2014 and associated Common Stock Purchase Warrants;

WHEREAS, pursuant to the Purchase Agreement, the Company and the Purchasers entered into a Registration Rights Agreement, made as of April 5, 2012 (as amended, modified, restated, and extended from time to time, the “Registration Rights Agreement”), pursuant to which, among other things, the Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) that are not then registered on an effective registration statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended;

WHEREAS, the Company and the Purchasers desire to amend certain provisions in the Registration Rights Agreement; and

WHEREAS, the Registration Rights Agreement may be amended upon the written consent of the Company and the holders of at least 60% of the then outstanding Registrable Securities (including any Registrable Securities issuable upon exercise or conversion of any security) (the “Majority Holders”).

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Modification. The Company and the Majority Holders hereby agree that the Registration Rights Agreement is hereby amended in its entirety as follows:

a. Schedule 6(b) of the Registration Rights Agreement is hereby deleted in its entirety, and is replaced with the following:

“The Company intends to include up to 7,723,583 shares of Common Stock in the Registration Statement, which represent shares of Common Stock issuable upon exercise of warrants issued by the Company to certain accredited investors (a) pursuant to its securities purchase agreement with certain accredited investors, dated March 31, 2011, (b) on March 31, 2011 in exchange for certain warrants that were originally issued by InspireMD Ltd. in connection with the issuance of certain bridge notes on July 22, 2010, and (c) as payment for certain consulting and other advisory services on March 31, 2011 that were previously provided to the Company.”

2. Binding Effect; Ratification. All provisions of the Registration Rights Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement) remain in full force and effect as therein written, except as amended hereby.

1	Amendment No. 1 to Registration Rights Agreement

3. Construction and Choice of Law. This Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument. This Amendment shall be construed and enforced in accordance with the laws of the State of New York and applicable United States federal law.

4. Notice of Final Agreement. This Amendment embodies the entire agreement and understanding between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Signature page follows]

2	Amendment No. 1 to Registration Rights Agreement

Executed to be effective as of May 31, 2012.

THE COMPANY: INSPIREMD, INC. By: /s/ Craig Shore________________________ Name: Craig Shore Title: Chief Financial Officer	HOLDERS: HUG FUNDING LLC By: /s/ Daniel Saks________________________ Name: Daniel Saks Title: Managing Member
GENESIS OPPORTUNITY FUND L.P. By: /s/ Daniel Saks________________________ Name: Daniel Saks Title: Managing Member
GENESIS ASSET OPPORTUNITY FUND L.P. By: /s/ Daniel Saks________________________ Name: Daniel Saks Title: Managing Member
AYER CAPITAL PARTNERS MASTER FUND, L.P. By: /s/ Jay Venkatesan_____________________ Name: Jay Venkatesan Title: Managing Member
AYER CAPITAL PARTNERS KESTREL FUND L.P. By: /s/ Jay Venkatesan_____________________ Name: Jay Venkatesan Title: Managing Member
EPWORTH – AYER CAPITAL By: /s/ Jay Venkatesan_____________________ Name: Jay Venkatesan Title: Managing Member

Signature Page to Amendment No. 1 to Registration Rights Agreement